UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

April 24, 2018

Date of Report (Date of Earliest Event Reported)

RENASANT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Mississippi	001-13253	64-0676974
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

209 Troy Street, Tupelo, Mississippi 38804-4827

(Address of Principal Executive Offices)(Zip Code)
Registrant’s Telephone Number, including area code: (662) 680-1001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 24, 2018, in accordance with its previously-announced management succession plan, the Board of Directors of Renasant Corporation (the “Company”) and Renasant Bank (the “Bank”) took the following actions relating to its named executive officers, all of which are effective on May 1, 2018:

•	E. Robinson McGraw has been appointed Executive Chairman of the Company and the Bank, and he will step down as Chief Executive Officer of the Company and the Bank at the same time;

•	C. Mitchell Waycaster has been appointed the Chief Executive Officer of both the Company and the Bank, and he will retain his title as the President of the Company and the Bank; and

•	Kevin D. Chapman has been appointed Chief Operating Officer of the Company and the Bank, in addition to his role as Chief Financial Officer of both entities.
The background and experience, compensation and other benefit arrangements, and the related person disclosures for each of Messrs. McGraw, Waycaster and Chapman have been previously disclosed by the Company in its definitive proxy statement for its 2018 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on March 15, 2018. Such information is incorporated herein by reference.
In addition, the Company had previously disclosed that, effective May 1, 2018, R. Rick Hart would scale back his activities with the Company, expending no more than 60% of the time that he previously expended as President of the Northern Region of the Bank, among other things. The Company and Mr. Hart have agreed to delay the effective date of Mr. Hart's transition until July 1, 2018.

Item 5.07 Submission of Matters to a Vote of Security Holders.
The Company held its 2018 Annual Meeting of Shareholders on April 24, 2018. Proxies were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Company’s solicitations. At the meeting, shareholders voted on the following proposals:

•	To elect four Class 1 directors, each to serve a three-year term expiring in 2021;

•	To adopt a non-binding, advisory resolution approving the compensation of the Company's named executive officers in 2017; and

•	To ratify the appointment of HORNE LLP as the Company's independent registered public accountants for 2018.
All of the Company’s nominees for directors as listed in the proxy statement were elected with the following vote:

	For	Votes Withheld
Class 1 Director (term expiring in 2021)
Donald Clark, Jr.	35,072,297.01	473,352.67
Albert J. Dale, III	34,859,911.83	685,737.85
John T. Foy	34,428,855.01	1,116,794.67
C. Mitchell Waycaster	33,381,879.77	2,163,769.91
There were 7,472,221 broker non-votes for each director on these proposals.
The non-binding, advisory resolution approving the compensation of the Company's named executive officers in 2017 was approved with the following vote:

For	Against	Abstentions	Broker Non-Votes
33,665,683.81	1,535,677.54	344,529.33	7,472,221
The appointment of HORNE LLP as the Company’s independent registered public accountants for 2018 was ratified with the following vote:

For	Against	Abstentions	Broker Non-Votes
42,627,191.24	375,338.04	15,582.4	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENASANT CORPORATION
Date: April 27, 2018	By:	/s/ E. Robinson McGraw
E. Robinson McGraw
Chairman and Chief Executive Officer